VALIC COMPANY I

Growth & Income Fund

Supplement to the Summary Prospectus dated October 1, 2011

Growth & Income Fund. In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio manager John Massey is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Janet Walsh	2011	Senior Vice President and Portfolio Manager

All changes reflected herein are effective immediately.

Date:     October 11, 2011